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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                   FORM 8-K



               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  January 28, 2000




                            FIRST DATA CORPORATION
                            ----------------------
            (Exact name of registrant as specified in its charter)


         Delaware                        1-11073                 47-0731996
----------------------------     ------------------------    -------------------
(State of other jurisdiction     (Commission File Number)     (IRS Employer or
of incorporation)                                            Identification No.)


     5660 New Northside Drive, Suite 1400, Atlanta, Georgia             30328
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           (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code   (770) 857-0001
                                                    -----------------


                                      N/A
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         (Former name or former address, if changed since last report)
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Item 5.   Other Events

On January 28, 2000, the Registrant held a meeting, in person and by telephone conference call, at which certain "forward-looking statements" were made. Attached as Exhibit 99.1 is a copy of such Forward-Looking Statements and Related Cautionary Statements Required by the Safe Harbor Provisions of the Private Litigation Reform Act of 1995.

                                       2
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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 FIRST DATA CORPORATION


                                 By: /s/ Thomas A. Rossi
                                    ------------------------------
                                    Thomas A. Rossi
                                    Assistant Secretary


Dated: January 28, 2000

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                                 EXHIBIT INDEX



Exhibit No.    Description                                             Page
-----------    -----------                                             ----

   99.1        Forward-Looking Statements and Related Cautionary         5
               Statements Required by the Safe Harbor Provisions of
               The Private Securities Litigation Reform Act of 1995

                                       4